Columbia Recovery and Infrastructure Fund

Supplement dated November 14, 2011 to the Prospectuses dated July 1, 2011

The information under the caption “Principal Investment Strategies of the Fund” in the More Information About the Fund section is hereby superseded and replaced with the following information:

The Fund is a non-diversified mutual fund that generally seeks to invest in infrastructure-related companies that appear to be undervalued or that may be temporarily out of favor, but that Columbia Management Investment Advisers, LLC (the investment manager) believes are entering a period of recovery (i.e., a period in which these infrastructure-related companies have good prospects for growth or capital appreciation). Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities issued by infrastructure-related companies. Infrastructure-related companies, for these purposes are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, operation, utilization or financing of infrastructure-related assets, or have at least 50% of the fair market value of their assets invested in infrastructure-related assets. Infrastructure-related assets are the physical structures and networks which provide necessary services to society. Examples of infrastructure assets include transportation assets (e.g., roads, bridges, railroads, airports, seaports, tunnels), utility assets (e.g., electric transmission and distribution lines, power generation facilities, broadcast and wireless towers, gas and water distribution facilities, cable and satellite networks) and social assets (e.g., hospitals, schools, stadiums, courthouses). The Fund investments include companies with a direct investment in infrastructure companies and in companies that operate or utilize infrastructure assets (e.g., airlines, automakers, and technology companies) or companies with indirect exposure to infrastructure investment (e.g., suppliers of construction materials). The Fund may invest up to 20% of its assets in securities of issuers that are not infrastructure-related companies including companies that the investment manager believes may be undervalued due to their cyclical nature, market conditions, and/or changes in the economy. The Fund may invest in companies of any size and may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, the investment manager chooses equity investments through a combination of top-down macro-economic analysis and bottom-up fundamental analysis.

The investment manager’s consideration of macroeconomic factors may include an assessment of investment themes across the investible universe, industry trends, as well as local, regional and country-related market conditions (e.g., capital flows and economic trends). The investment manager may also consider investments based on company-specific factors (i.e., bottom-up factors) including:

•	companies that are undervalued, based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	companies with moderate growth potential based on effective management, as demonstrated by overall performance, and/or financial strength.

In evaluating whether to sell a security, in addition to considering macroeconomic factors, the investment manager may consider, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the investment manager’s price objective.

•	The company has met the investment manager’s earnings and/or growth expectations.

•	The company or the security continues to meet the other standards described above.

In addition to investing in individual stocks of companies of any size, the Fund may invest in publicly-traded units of master limited partnerships, real estate investment trusts (REITs), exchange-traded funds (ETFs) and other investment companies.

S-6529-1 A (11/11)